UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

First Community Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! FIRST COMMUNITY CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be held on May 19, 2021 Vote by May 18, 2021 11:59 PM ET FIRST COMMUNITY CORPORATION 5455 SUNSET BLVD. LEXINGTON, SC 29072 D45302-P50466 You invested in FIRST COMMUNITY CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2021. Get informed before you vote View the Notice, Proxy Statement/10-K, and form of proxy card online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 19, 2021 4:00 P.M. Eastern Time 5455 Sunset Blvd. Lexington, South Carolina 29072 Directions to attend the Annual Meeting can be found on our website, www.firstcommunitysc.com *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items 1a. Election of Class I Director Nominee: 01) Jan H. Hollar 1b. Election of Class III Directors Nominees: 1) C. Jimmy Chao 2) Ray E. Jones 3) E. Leland Reynolds 4) Alexander Snipe, Jr. Board Recommends For 2. To approve the compensation of our named executive officers as disclosed in the proxy statement (this is a non-binding, advisory vote), ("Say-on-Pay"). 3. To approve the First Community Corporation 2021 Omnibus Equity Incentive Plan. 4. To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for 2021. For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D45303-P50466